Exhibit 99.1

CERTIFICATION PURSUANT TO
SECTION 1350 OF CHAPTER 63 OF 18 U.S.C.
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SICOR Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2003 as filed with the Securities and Exchange Commission, accompanied by this written statement (the “Report”), I, Marvin Samson, President and Chief Executive Officer of the Company, certify pursuant to § 1350 of Chapter 63 of 18 U.S.C., as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Marvin Samson

Marvin Samson President and Chief Executive Officer May 14, 2003

A signed original of this written statement required by Section 906 has been provided to SICOR Inc. and will be retained by SICOR Inc. and furnished to the Securities and Exchange Commission or its staff upon request.